UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K/A
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2019
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Washington Real Estate Investment Trust (“WashREIT”) previously reported the acquisition of seven multifamily portfolio apartments, collectively referred to as the Assembly Portfolio, which was completed in two tranches. The five Virginia assets in the portfolio were acquired by WashREIT on April 30, 2019, and the two Maryland assets in the portfolio were acquired by WashREIT on June 27, 2019.

In order to provide the financial statements required to be included in each of the Form 8-Ks filed on May 1, 2019 and June 27, 2019, WashREIT hereby amends each of the Form 8-Ks filed with the Securities and Exchange Commission on May 1, 2019 and June 27, 2019 to provide the required financial information related to the acquisitions of the Virginia and Maryland properties comprising the Assembly portfolio. Except as described in this Explanatory Note, no other information in either of the Form 8-Ks filed with the Securities and Exchange Commission on May 1, 2019 and June 27, 2019 is modified or hereby amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

1.
Assembly Portfolio - Audited Statements of Revenues and Certain Expenses for the year ended December 31, 2018 and unaudited Statements of Revenues and Certain Expenses for the quarter ended March 31, 2019.

In acquiring the Assembly Portfolio described above, WashREIT evaluated, among other things, sources of revenue (including, but not limited to, competition in the rental market, comparative rents and occupancy rates) and expense (including, but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital improvements). The results of the interim period are not necessarily indicative of the results to be obtained for the full fiscal year. However, after reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be necessarily indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements reflecting the Assembly Portfolio acquisition described above (as defined in Regulation S-X) are filed hereto:

1.	WashREIT Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2019.

2.	WashREIT Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2018 and the quarter ended March 31, 2019.

(d)        Exhibits

Exhibit No.	Description

23	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer
and Treasurer

July 11, 2019
(Date)

Report of Independent Auditors
To the Shareholders and the Board of Trustees of
Washington Real Estate Investment Trust

We have audited the accompanying Statement of Revenues and Certain Expenses (the Statement) of the Assembly Portfolio (the Properties) for the year ended December 31, 2018, and the related notes to the Statement.

Management's Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the Statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free of material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Properties for the year ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2 to the Statement, the Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Washington Real Estate Investment Trust, and is not intended to be a complete presentation of the Properties’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Tysons, Virginia
July 11, 2019

ASSEMBLY PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2018 AND QUARTER ENDED MARCH 31, 2019

	Year Ended December 31, 2018	Quarter Ended March 31, 2019 (unaudited)
Revenues:
Rental revenue	$35,242,010	$8,978,271
Other revenue	3,222,603	838,063

Total revenue	38,464,613	9,816,334

Certain expenses:
Operating expenses	10,264,550	2,491,760
Taxes and insurance expense	5,837,916	1,484,341

Total certain expenses	16,102,466	3,976,101

Revenues in Excess of Certain Expenses	$22,362,147	$5,840,233

See Notes to the Statements.

ASSEMBLY PORTFOLIO

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2018 AND QUARTER ENDED MARCH 31, 2019 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

On April 30, 2019 and June 27, 2019, Washington Real Estate Investment Trust (“WashREIT”) acquired a multifamily portfolio consisting of 2,113 units in seven suburban Class B apartment communities in Northern Virginia and Montgomery County, Maryland (the “Assembly Portfolio”). The aggregate purchase price of the Assembly Portfolio was approximately $461.2 million, exclusive of closing costs.

Acquisition Date	Property	Location	# of Units	Contract Purchase Price (in thousands)
April 30, 2019	Assembly Alexandria	Alexandria, VA	532	$121,300
April 30, 2019	Assembly Manassas	Manassas, VA	408	84,900
April 30, 2019	Assembly Dulles	Herndon, VA	328	81,900
April 30, 2019	Assembly Leesburg	Leesburg, VA	134	26,300
April 30, 2019	Assembly Herndon	Herndon, VA	283	64,700
June 27, 2019	Assembly Germantown	Germantown, MD	218	43,100
June 27, 2019	Assembly Watkins Mill	Gaithersburg, MD	210	38,970
			2,113	$461,170

Revenue recognition

The Assembly Portfolio has operating leases with apartment residents with terms averaging 12 months. Rental income, net of any concessions, is recognized on a straight-line basis over the term of the lease. Rental payments received in advance are deferred until earned.

Advertising costs

The Assembly Portfolio expenses advertising costs as incurred. Advertising expenses for the year ended December 31, 2018 and the quarter ended March 31, 2019 were $423,289 and $85,396, respectively.

Use of estimates

The preparation of financial statements in conformity with Generally Accepted Accounting Principles ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimated amounts.

NOTE 2 - BASIS OF PRESENTATION

The statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated under the Securities Act of 1933, as amended, which requires certain information with respect to real estate operations acquired to be included with certain filings made by WashREIT with the Securities and Exchange Commission. Accordingly, the statements of revenues and certain expenses are not representative of the actual operations of the Assembly Portfolio for the periods presented, nor indicative of future operations. However, WashREIT is not aware of any material factors relating to the Assembly Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results.

In addition, the statements of revenues and certain expenses exclude items that may not be comparable to the proposed future operations of the Assembly Portfolio such as:

(a) Interest expense on existing mortgages and borrowings
(b) Depreciation of property and equipment
(c) Asset management fees and property management fees
(d) Amortization of initial leasing fees
(e) Certain corporate and administrative expenses

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Commitments and contingencies include the usual obligations of real estate properties in the normal course of business. In management's opinion, these matters are not expected to have a material adverse effect on the Assembly Portfolio's future operating results.

NOTE 4 - SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through July 11, 2019, the date on which the statements of revenue and certain expenses were available to be issued and noted no items requiring adjustment to the statements or additional disclosures.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

The unaudited consolidated pro forma financial information should be read in conjunction with WashREIT's Form 8-Ks filed with the Securities and Exchange Commission on May 1, 2019 and June 27, 2019, reporting the acquisition of the Assembly Portfolio and amended hereby; the consolidated financial statements and notes thereto included in WashREIT's Annual Report on Form 10-K for the year ended December 31, 2018 and WashREIT's Quarterly Report on Form 10-Q for the quarter ended March 31, 2019; and the Statements of Revenues and Certain Expenses of the Assembly Portfolio included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what WashREIT's actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent WashREIT's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2018 and March 31, 2019 are not necessarily indicative of the operating results for these periods.

The Assembly Portfolio, which contains 2,113 units, consists of seven suburban Class B apartment communities in Northern Virginia and Montgomery County, Maryland. The seven assets in the portfolio are as follows:

Virginia Assets ($379,100,000 (aggregate contract price, exclusive of closing costs); purchased on April 30, 2019)

1.	205 Century Place, Alexandria

2.	13690 Legacy Circle, Herndon

3.	2511 Farmcrest Drive, Herndon

4.	10519 Lariat Lane, Manassas

5.	86 Heritage Way, NE, Leesburg

Maryland Assets ($82,070,000 (aggregate contract price, exclusive of closing costs); purchased on June 27, 2019)

1.	2 Observation Court, Germantown

2.	99 Watkins Mill Road, Gaithersburg

On April 30, 2019, WashREIT entered into a six month, $450.0 million unsecured term loan facility (“2019 Term Loan”), maturing on October 30, 2019 with an option to extend for an additional six month period. The 2019 Term Loan was used to fund the acquisition of the Assembly Portfolio.

The pro forma balance sheet as of March 31, 2019 presents consolidated financial information as if the acquisition of the Assembly Portfolio and the borrowings under the 2019 Term Loan had taken place on March 31, 2019. The pro forma condensed consolidated statements of income (loss) for the year ended December 31, 2018 and the quarter ended March 31, 2019 present the pro forma results of operations as if the acquisition had taken place as of January 1, 2018. The pro forma adjustments to record interest expense assume that the 2019 Term Loan was obtained on January 1, 2018 and was outstanding for the entire year ended December 31, 2018 and the entire quarter ended March 31, 2019. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2019
(IN THOUSANDS)

	Washington REIT	Acquisition of Assembly Portfolio and related financing		Pro Forma
Assets
Land	$612,692	$80,102	(1)	$692,794
Income producing property	2,276,385	367,427	(1)	2,643,812
	2,889,077	447,529		3,336,606
Accumulated depreciation and amortization	(781,302)	—		(781,302)
Net income producing property	2,107,775	447,529		2,555,304
Properties under development or held for future development	97,288	—		97,288
Total real estate held for investment, net	2,205,063	447,529		2,652,592
Cash and cash equivalents	12,025	(9,173)	(2)	2,852
Restricted cash	1,368	—		1,368
Rents and other receivables	73,293	—		73,293
Prepaid expenses and other assets	116,718	13,751	(1)	130,636
		167	(1)
Total assets	$2,408,467	$452,274		$2,860,741
Liabilities
Notes payable	$995,750	$449,012	(2)	$1,444,762
Mortgage notes payable	58,805	—		58,805
Lines of credit	228,000	—		228,000
Accounts payable and other liabilities	67,279	1,353	(1)	69,340
		708	(1)
Advance rents	10,418	449	(1)	10,867
Tenant security deposits	10,019	752	(1)	10,771
Total liabilities	1,370,271	452,274		1,822,545
Equity
Shareholders’ equity
Preferred shares; $0.01 par value; 10,000 shares authorized; no shares issued or outstanding	—	—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized; 80,029 shares issued and outstanding	800	—		800
Additional paid in capital	1,529,916	—		1,529,916
Distributions in excess of net income	(498,537)	—		(498,537)
Accumulated other comprehensive loss	5,670	—		5,670
Total shareholders’ equity	1,037,849	—		1,037,849
Noncontrolling interests in subsidiaries	347	—		347
Total equity	1,038,196	—		1,038,196
Total liabilities and equity	$2,408,467	$452,274		$2,860,741

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2019

(1)     The total cost of the acquisition of the Assembly Portfolio was as follows (in thousands):

Contract purchase price	$461,170
Credit from seller	(2,252)
Capitalized acquisition costs	2,362
Total	$461,280

WashREIT accounted for the acquisition as an asset acquisition. Accordingly, we capitalized the $2.4 million of costs directly associated with the acquisition. We measured the value of the acquired physical assets (land, building and improvements) and in-place leases (absorption costs) by allocating the total cost of the acquisition on a relative fair value basis.

WashREIT has recorded the total cost of the Assembly Portfolio as follows (in thousands):

Land	$80,102
Buildings and improvements	367,427
Absorption costs	13,751
Total	$461,280

The weighted average remaining life for the absorption costs is seven months.

The difference between cash paid ($458.2 million) and the total cost ($461.3 million) is comprised of the following:

Credit to seller for prepaid expenses	$(167)
Credit to WashREIT for assumed liabilities	1,353
Credit to WashREIT for advance rents	449
Credit to WashREIT for security deposits	752
Additional acquisition-related expenses not paid at settlement	708
$3,095

(2)     On April 30, 2019, WashREIT entered into the 2019 Term Loan. The 2019 Term Loan bears interest, at WashREIT's option, at a rate of either LIBOR plus a margin ranging from 0.75% to 1.65% or a base rate plus a margin ranging 0.0% to 0.65% (in each case depending upon WashREIT’s credit rating). The base rate is the highest of the administrative agent’s prime rate, the federal funds rate plus 0.50% and the daily one-month LIBOR rate plus 1.0%. The 2019 Term Loan currently has an interest rate based on the weekly LIBOR rate plus 100 basis points, based on WashREIT’s current unsecured debt rating. As of June 28, 2019, the all-in rate was 3.39%. The pro forma adjustments to record interest expense assume the 2019 Term Loan was obtained on January 1, 2018 and was outstanding for the entire year ended December 31, 2018 and the entire quarter ended March 31, 2019. The impact of a 1/8% increase in the interest rate on our pro forma financial statements would be higher interest expense for the quarter ended March 31, 2019 and year ended December 31, 2018 of approximately $0.1 million and $0.6 million, respectively.

The 2019 Term Loan was used to fund the acquisition of the Assembly Portfolio.

Cash paid at closings and deposits paid	$458,185
Funding of the Assembly Portfolio acquisition from the 2019 Term Loan, net of loan costs	449,012
Funding of the Assembly Portfolio acquisition from cash	$(9,173)

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE THREE MONTHS ENDED MARCH 31, 2019
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Washington REIT	Acquisition of Assembly Portfolio and related financing		Pro Forma
Revenue
Real estate rental revenue	$83,174	$9,816	(1)	$92,990
Expenses
Real estate expenses	29,210	3,976	(1)	33,424
		238	(2)
Depreciation and amortization	29,547	3,768	(3)	33,315
General and administrative	7,429	—		7,429
Lease origination expense	378	—		378
Real estate impairment	8,374	—		8,374
	74,938	7,982		82,920
Other income (expense)
Interest expense	(12,641)	(3,809)	(4)	(16,450)
	(12,641)	(3,809)		(16,450)
Net loss	(4,405)	(1,975)		(6,380)
Less: Net income attributable to noncontrolling interests in subsidiaries	—	—		—
Net loss attributable to the controlling interests	$(4,405)	$(1,975)		$(6,380)

Basic net loss attributable to the controlling interests per share	$(0.06)			$(0.08)
Diluted net loss attributable to the controlling interests per share:	$(0.06)			$(0.08)
Weighted average shares outstanding - basic	79,881			79,881
Weighted average shares outstanding - diluted	79,881			79,881

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE THREE MONTHS ENDED MARCH 31, 2019

(1)	Represents amounts from the Statement of Revenues and Certain Expenses of the Assembly Portfolio for the quarter ended March 31, 2019.

(2)	Represents property management costs incurred by the Assembly Portfolio.

(3)	Represents depreciation over 30 years, based on the relative fair value of building and improvements, plus amortization of absorption costs over the remaining life of the acquired leases.

(4)
Represents interest expense related to the 2019 Term Loan. The adjustment to record interest expense assumes that the 2019 Term Loan was obtained on January 1, 2018 and was outstanding for the entire year ended December 31, 2018 and the entire quarter ended March 31, 2019. The interest rate assumed for purposes of preparing this pro forma financial information is 3.39%, based on the weekly LIBOR rate as of June 28, 2019 plus 100 basis points.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2018
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Washington REIT	Acquisition of Assembly Portfolio and related financing		Pro Forma
Revenue
Real estate rental revenue	$336,890	$38,465	(1)	$375,355
Expenses
Real estate expenses	116,230	16,102	(1)	133,265
		933	(2)
Depreciation and amortization	121,228	28,823	(3)	150,051
Real estate impairment	1,886	—		1,886
General and administrative	22,089	—		22,089
	261,433	45,858		307,291
Other operating income
Gain on sale of real estate	2,495	—		2,495
Real estate operating income	77,952	(7,393)		70,559
Other income (expense)
Interest expense	(51,144)	(15,234)	(4)	(66,378)
Loss on extinguishment of debt	(1,178)	—		(1,178)
	(52,322)	(15,234)		(67,556)
Net income	25,630	(22,627)		3,003
Less: Net income attributable to noncontrolling interests in subsidiaries	—	—		—
Net income attributable to the controlling interests	$25,630	$(22,627)		$3,003

Basic net income attributable to the controlling interests per share	$0.32			$0.03
Diluted net income attributable to the controlling interests per share:	$0.32			$0.03
Weighted average shares outstanding - basic	78,960			78,960
Weighted average shares outstanding - diluted	79,042			79,042

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2018

(1)	Represents amounts from the Statement of Revenues and Certain Expenses of the Assembly Portfolio for the year ended December 31, 2018.

(2)	Represents property management costs incurred by the Assembly Portfolio.

(3)	Represents depreciation over 30 years, based on the relative fair value of building and improvements, plus amortization of absorption costs over the remaining life of the acquired leases.

(4)
Represents interest expense related to the 2019 Term Loan. The adjustment to record interest expense assumes that the 2019 Term Loan was obtained on January 1, 2018 and was outstanding for the entire year ended December 31, 2018. The interest rate assumed for purposes of preparing this pro forma financial information is 3.39%, based on the weekly LIBOR rate as of June 28, 2019 plus 100 basis points.